UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2020

AeroGrow International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33531	46-0510685
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5405 Spine Rd
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 444-7755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AERO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).    ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

Merger Agreement

On November 11, 2020 (the “Signing Date”), AeroGrow International, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SMG Growing Media, Inc., an Ohio corporation (“Parent”), AGI Acquisition Sub, Inc., a Nevada corporation and direct, wholly-owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Purchaser Parties”), and, solely for the purposes stated in Section 6.4 of the Merger Agreement, The Scotts Miracle-Gro Company, an Ohio corporation (“Scotts Miracle-Gro”), relating to the proposed acquisition of the Company by Parent.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into the Company (the “Merger”) with the Company continuing as the surviving corporation in the Merger, and, at the effective time of the Merger (the “Effective Time”) each share of common stock of the Company, par value $0.001 per share (the “Common Stock”) (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)), issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive $3.00 in cash, without interest thereon and subject to any required withholding of taxes (the “Merger Consideration”), and will be cancelled.

Based on the recommendation of the special committee (the “Special Committee”) of the board of directors of the Company (the “Board”), consisting solely of independent and disinterested directors, the Board unanimously (i) adopted and approved the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger), (ii) determined the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Merger) to be in the best interests of, and fair to, the Company and its stockholders and (iii) determined the Merger Consideration to be the “fair value” of the Common Stock as of the date of the Merger Agreement, having been determined by the Special Committee’s independent financial advisor and the Special Committee using customary and current valuation concepts and techniques generally employed for similar businesses in the context of a merger and without discounting for lack of marketability or minority status. Stockholders of the Company will be asked to vote on the approval of the Merger Agreement at a special stockholders meeting that will be held on a date to be announced (the “Special Meeting”). The closing of the Merger is subject to, among other conditions, the approval of the Merger Agreement by a majority of the outstanding shares of Common Stock entitled to vote on such matter (the “Company Stockholder Approval”). Purchaser Parties and their respective affiliates currently beneficially own approximately 80% of the Company’s outstanding shares of Common Stock. Approval of the holders of at least a majority of the shares of Common Stock not beneficially owned by the Purchaser Parties and their respective affiliates is not required under Nevada law for the Company to complete the Merger. Consummation of the Merger is not subject to a financing condition.

In addition to the Company Stockholder Approval condition, consummation of the Merger is also subject to various customary conditions, including, but not limited to, the obtainment of any necessary regulatory approvals.

The Company is subject to customary restrictions on its ability to initiate, solicit, propose or knowingly encourage or otherwise knowingly facilitate Acquisition Proposals (as defined in the Merger Agreement) from third parties and to provide any information or data concerning the Company or access to the Company‘s properties, books and records to any person in connection with any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, with customary exceptions regarding the Board’s fiduciary duties under applicable law. The Board has recommended that the Company’s stockholders vote to adopt and approve the Merger Agreement and the transactions contemplated thereby (including the Merger), subject to certain customary exceptions regarding the Board’s fiduciary duties under applicable law.

The Merger Agreement contains certain termination rights, including the right of the Company to terminate the Merger Agreement to accept a Superior Proposal (as defined in the Merger Agreement). In addition, subject to certain exceptions and limitations set forth in the Merger Agreement, either party may terminate the Merger Agreement if the Merger is not consummated by March 31, 2021.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (1) to conduct its business in the ordinary course during the period between the Signing Date and the Effective Time, (2) not to engage in certain types of transactions during this period unless agreed to in writing by Parent, (3) to convene and hold the Special Meeting for the purpose of obtaining the Company Stockholder Approval, (4) subject to certain conditions, not to withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the recommendation of the Board that the Company’s stockholders vote affirmatively at the Special Meeting to approve the Merger Agreement and the Merger, and (5) to cooperate with Parent to use their respective reasonable best efforts to take or cause to be taken all actions necessary or advisable to obtain any required antitrust approval for the Merger.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
2.1*

Agreement and Plan of Merger, dated as of November 11, 2020, by and among AeroGrow International, Inc., SMG Growing Media, Inc., AGI Acquisition Sub, Inc., and, solely for the purposes stated in Section 6.4, The Scotts Miracle-Gro Company.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company will file a preliminary proxy statement and the Purchaser Parties, Scotts Miracle-Gro and the Company will jointly file a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”), and file or furnish other relevant materials, in each case, with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement and the Schedule 13e-3, a definitive proxy statement, a form of proxy and the Schedule 13e-3 will be filed with the SEC and mailed or otherwise furnished to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT AND THE SCHEDULE 13E-3, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. This communication is not a substitute for the proxy statement, THE SCHEDULE 13E-3 or any other document that may be filed by the Company with the SEC.

Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.aerogrow.com or by directing a request by mail or telephone to: AeroGrow International, Inc., 5405 Spine Road, Boulder, Colorado 80301, Attention: Corporate Secretary, (303) 444-7755.

Participants in the Solicitation

The Company, Scotts Miracle-Gro and certain of their respective directors, executive officers, certain other members of management and employees of the Company and Scotts Miracle-Gro and agents retained by the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information about directors and executive officers of the Company and their beneficial ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as filed with the SEC on June 23, 2020. Information about directors and executive officers of Scotts Miracle-Gro is also included in its definitive proxy statement on Schedule 14A for its 2020 annual meeting of shareholders, as filed with the SEC on December 18, 2019. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed Merger due to securities holdings and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the Merger the Company will file with the SEC and furnish to the Company’s stockholders.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Merger and related transactions and all other statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements. When used in this report, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed Merger on the terms described above or other acceptable terms or at all because of a number of factors, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain the Company Stockholder Approval or the failure to satisfy the closing conditions in the Merger Agreement, (3) the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the Merger, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger, (5) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the Merger may involve unexpected costs, liabilities or delays, (7) the Company’s business may suffer as a result of the uncertainty surrounding the Merger, including the timing of the consummation of the Merger, (8) the outcome of any legal proceeding relating to the Merger, (9) the Company may be adversely affected by other economic, business and/or competitive factors, including, but not limited to, those related to COVID-19, and (10) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all, which may adversely affect the Company’s business and the price of its common stock.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, filed with the SEC on June 23, 2020, as updated by the Company’s subsequent filings with the SEC. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2020
AeroGrow International, Inc.
(Registrant)
	By:	/s/ Grey H. Gibbs
	Name:	Grey H. Gibbs
	Title:	Principal Accounting Officer